EXHIBIT 10.2
Guaranty Supplement
          The undersigned hereby agrees to be bound as a Guarantor for purposes of the Subsidiary Guaranty, dated as of October 27, 2004 (as amended, amended and restated, supplemented and otherwise modified from time to time, the “Guaranty”), among Guardian Assets, Inc., Unitive, Inc., Unitive Electronics, Inc. and certain other Subsidiaries of Amkor Technology, Inc. from time to time party thereto as Guarantors and acknowledged by Citicorp North America, Inc., as Administrative Agent, and the undersigned hereby acknowledges receipt of a copy of the Guaranty and the Second Lien Credit Agreement. The undersigned hereby represents and warrants that each of the representations and warranties contained in Section 16 (Representations and Warranties; Covenants) of the Guaranty applicable to it is true and correct on and as the date hereof as if made on and as of such date. Capitalized terms used herein but not defined herein are used with the meanings given them in the Guaranty.
[Signature page follows]

     In witness whereof, the undersigned has caused this Guaranty Supplement to be duly executed and delivered as of May 5, 2006.

Amkor Worldwide Services LLC

By:	/s/ Joanne Solomon Name: Joanne Solomon
Title: Treasurer and Secretary
Acknowledged and Agreed
as of the date first above written:

Citicorp North America, Inc.,
as Administrative Agent under the
Second Lien Credit Agreement

By:	/s/ Suzanne Crymes Name: Suzanne Crymes
Title: Vice President
[SIGNATURE PAGE TO GUARANTY SUPPLEMENT OF AMKOR WORLDWIDE SERVICES LLC]